                                                                   Exhibit 10.16

        Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by brackets with the character "x" indicating deleted information.

                                                                   Exhibit 10.15

                           ASSET ASSIGNMENT AGREEMENT


     This Asset Assignment Agreement is entered into as of this 22nd day of December, 1995 by and between Fox Kids Worldwide L.L.C. (the "Management Company"), on the one hand, and Fox, Inc. ("Fox"), Fox Broadcasting Company ("FBC"), Twentieth Century Fox Film Corporation ("Twentieth"), Fox Television Stations, Inc. ("FTSI") and FCN Holding, Inc. ("FCNH") (Fox, FBC, Twentieth, FTSI and FCNH being collectively referred to herein as the "Fox Parties" and each being individually referred to as a "Fox Party"), on the other hand.

     WHEREAS, the Management Company, a Delaware limited liability company, currently owned by Saban Entertainment, Inc. ("SEI"), FBC and FCNH, and the Fox Parties desire to enter into this Agreement in connection with the Management Company's creation, operation and management of an integrated children's entertainment business; and

     WHEREAS, the Fox Parties, other than FBC, are direct or indirect Affiliates of FBC, each of which will be directly or indirectly benefitted by the formation and capitalization of the Management Company; and

     WHEREAS, pursuant to Section 1.2 of that certain LLC Formation Agreement dated as of November 1, 1995 ("LLC Formation Agreement") by and among SEI, FBC and FCNH, FBC is obligated to deliver this Agreement to the Management Company, in consideration for the acquisition by FBC of a membership interest therein; and

     WHEREAS, as an inducement to SEI to enter into and perform its obligations under that certain Operating Agreement of the Management Company dated as of the date hereof ("Operating Agreement") by and among SEI, FCNH Sub and FBC, the Fox Parties desire to enter into and perform their obligations under this Agreement; and

     WHEREAS, FCNH currently controls the Fox Children's Network, Inc. ("FCN"), as a wholly-owned second tier subsidiary;

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the Management Company and the Fox Parties hereby agree as follows:

1.  DEFINITIONS: Capitalized terms used but not defined herein shall have the
    -----------
respective meanings ascribed thereto in Exhibit "A" attached hereto and incorporated herein by this reference.

2.   ASSIGNMENT OF MERCHANDISING AGREEMENT:
     -------------------------------------

     2.1. Assignment:  The Fox Parties hereby irrevocably and unconditionally
          ----------
assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Parties' right, title and interest in and to, and arising under, that certain Merchandising Rights Acquisition Agreement dated as of July 1, 1990 between Fox Licensing and FCN (the "Merchandising Agreement"), free and clear of any Liens, other than Excepted Liens; in addition, the Fox Parties hereby irrevocably and unconditionally assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Parties' right, title and interest, in their capacity as the licensor or transferor thereunder, in and to and arising under the Existing Merchandising Licenses (as defined in Paragraph
16.4.2 below), free and clear of any Liens.

     2.2. Assumption of Obligations:  The Management Company hereby assumes and
          -------------------------
agrees to perform all of the executory obligations of the Fox Parties under the Merchandising Agreement; in addition, the Management Company hereby assumes and agrees to perform all of the executory obligations of the Fox Parties, in their capacity as the licensor or transferor thereunder, under the Existing Merchandising Licenses.

     2.3. Payment Adjustment:  Concurrently with the execution of this
          ------------------
Agreement, the Fox Parties shall, and hereby agree to, pay to the Management Company an amount equal to the aggregate of the distribution fees and commissions received by or credited to the account of the Fox Parties in connection with the Merchandising Agreement during the period commencing on June 1, 1995 and concluding on the date hereof.

     2.4. Remittance of Funds: If, at any time from and after the date hereof
          -------------------
and notwithstanding the assignment set forth in Paragraph 2.1 above, the Fox Parties, in their capacity as the former licensor or transferor thereunder, shall receive (or have credited to their account) any further sums under any Existing Merchandising Agreement, the Fox Parties shall be deemed to hold the same in trust for the Management Company and shall, and hereby agree to, promptly remit an amount equal to such sums, without deduction of any kind, to the Management Company.

3.   ASSIGNMENT OF DISTRIBUTION AGREEMENT:
     ------------------------------------

     3.1. Assignment:  The Fox Parties hereby irrevocably and unconditionally
          ----------
assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Parties' right, title and interest in and to, and arising under, that certain Distribution Agreement dated as of September 1, 1990 between Twentieth and FCN (the "Distribution Agreement"), free and clear of any Liens, other than Excepted Liens; in addition, the Fox Parties hereby irrevocably and unconditionally assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Parties' right, title and interest, in their capacity as the distributor or transferor thereunder, in and to and arising under the Existing Distribution Licenses (as defined in Paragraph 16.5.2 below), free and clear of any Liens.

     3.2. Assumption of Obligations:  The Management Company hereby assumes and
          -------------------------
agrees to perform all of the executory obligations of the Fox Parties under the Distribution Agreement; in addition, the Management Company hereby assumes and agrees to perform all of executory obligations of the Fox Parties, in their capacity as the distributor or transferor thereunder, under the Existing Distribution Licenses.

     3.3. Payment Adjustment:  Concurrently with the execution of this
          ------------------
Agreement, the Fox Parties shall, and hereby agree to, pay to the Management Company an amount equal to the aggregate of the distribution fees and commissions received by or credited to the account of the Fox Parties in connection with the Distribution Agreement during the period commencing on June 1, 1995 and concluding on the date hereof.

     3.4. Remittance of Funds: If, at any time from and after the date hereof
          -------------------
and notwithstanding the assignment set forth in Paragraph 3.1 above, the Fox Parties, in their capacity as the former distributor or transferor thereunder, shall receive (or have credited to their account) any further sums under any Existing Distribution Agreement, the Fox Parties shall be deemed to hold the same in trust for the Management Company and shall, and hereby agree to, promptly remit an amount equal to such sums, without deduction of any kind, to the Management Company.

4.   ASSIGNMENT OF EXISTING SERIES PROPERTIES:
     ----------------------------------------

     4.1. Assignment:  The Fox Parties, on behalf of the Fox Group, hereby
          ----------
irrevocably and unconditionally assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Group's right, title and interest in and to, and in connection with, each of the television series described on Schedule "4.1" attached hereto (and incorporated herein by this reference) (each an "Existing Series Property" and collectively the "Existing Series Properties"), including, without limitation, the Fox Group's right to hereafter Exhibit and Exploit the same; without limiting the foregoing, the Fox Parties, on behalf of the Fox Group, hereby irrevocably and unconditionally assign and transfer to the Management Company, effective as of June 1, 1995, with respect to each Existing Series Property, all of the Fox Group's right, title and interest in and to: (i) the component parts of such Existing

Series Property, including, without limitation, the individual episodes thereof, the characters, storylines, music and artwork created in connection therewith and title(s) thereof; (ii) any and all physical materials embodying such Existing Series Property, or any episode thereof, including, without limitation, any and all filmed or videotaped materials, any and all sound materials and any and all animation cels; (iii) the right to produce (and/or authorize any Person to produce) additional theatrical, television or other productions based on such Existing Series Property (or on the component parts thereof), including new episodes thereof; and (iv) any and all agreements with third Persons, if any, relating to the Fox Group's acquisition, development and/or production of such Existing Series Property.

     4.2. Restrictions:  The Management Company's right to Exhibit and Exploit
          ------------
the rights assigned to the Management Company pursuant to Paragraph 4.1 above with respect to each Existing Series Property is: (i) subject to any pre-existing obligations or commitments in favor of third Persons arising under (a) any Existing Merchandising License and/or Existing Distribution License in connection with such Existing Series Property and/or (b) any of the agreements referred to in clause (iv) of Paragraph 4.1 above; and (ii) limited to the rights with respect to such Existing Series Property actually owned or controlled by the Fox Group (as set forth on Schedule "4.1").

     4.3. Payment Adjustment:  Concurrently with the execution of this
          ------------------
Agreement, the Fox Parties shall, and hereby agree to, pay to the Management Company an amount equal to the aggregate "net" revenues (i.e., revenues less actual direct third party out-of-pocket costs) received by (or credited to the account of) the Fox Group, in their capacity as the Person(s) owning or controlling rights in and to the Existing Series Properties, during the period commencing on June 1, 1995 and concluding on the date hereof from the Exhibition or Exploitation of the Fox Group's rights with respect to the Existing Series Properties.

     4.4. Remittance of Funds: If, at any time from and after the date hereof
          -------------------
and notwithstanding the assignment set forth in Paragraph 4.1 above, the Fox Group, in their capacity as the Person(s) formerly owning or controlling rights in and to the Existing Series Properties, shall receive (or have credited to their account) any further revenues from the Exhibition or Exploitation of the Fox Group's rights with respect to the Existing Series Properties, the Fox Parties shall be deemed to hold the same in trust for the Management Company and shall, and hereby agree to, promptly remit an amount equal to such "net" revenues, without any further deduction of any kind, to the Management Company.

5.   FOX KIDS CLUB:
     -------------

     5.1. Assignment:  The Fox Parties hereby assign and transfer to the
          ----------
Management Company, effective as of June 1, 1995 and free and clear of all Liens, other than Excepted Liens, the unincorporated division/operation of FBC which is doing business as the "Fox Kids Club".

     5.2. Assumption of Obligations:  The Management Company hereby assumes and
          -------------------------
agrees to perform all of the executory obligations of the "Fox Kids Club".

     5.3. Access to Subscriber List:  Notwithstanding the assignment set forth
          -------------------------
in Paragraph 5.1 above, the Fox Group shall continue to have a non-exclusive right of access to the Fox Kids Club subscriber list; the foregoing right of access shall be at no cost to the Fox Group.

6.   FOX KIDS COUNTDOWN:
     ------------------

     6.1. Assignment:  The Fox Parties hereby assign and transfer to the
          ----------
Management Company, effective as of June 1, 1995 and free and clear of all Liens, other than Excepted Liens, the unincorporated division/operation of FBC which is doing business as the "Fox Kids Countdown".

     6.2. Assumption of Obligations: The Management Company hereby assumes and
          -------------------------
agrees to perform all of the executory obligations of the "Fox Kids Countdown".

7.   LICENSE OF FOX NAME:  The Management Company shall have the right to use
     -------------------
the name "Fox" and certain related trade and service names, marks, emblems and logos in connection with the Management Company's business, subject to and in accordance with the Fox License Agreement attached hereto as Exhibit "B" (and incorporated herein by this reference).

8.   ACTIONS OF THE MANAGEMENT COMPANY HEREUNDER:  The approval/decision-making
     -------------------------------------------
rights of the Management Company under this Agreement (including, without limitation, Paragraph 12 hereof), unless otherwise noted, shall be exercised by "Saban" (as defined in the Operating Agreement), until such time as a "Terminating Event" (as defined in the Operating Agreement) has occurred.

9.   FBC AFFILIATION AGREEMENTS:
     --------------------------

     9.1.      Affiliation Clearance Levels/Maintenance:
               ----------------------------------------

          9.1.1.    Current Clearance Agreements:  Schedule "9.1.1" attached
                    ----------------------------
hereto (and incorporated herein by this reference) sets forth the existing clearance arrangements for FCN as of November 1, 1995. FBC shall use its best efforts to enforce all existing agreements with current FCN Station Affiliates. The existing agreements are substantially in the form of Exhibit "C" to the FBC Station Affiliation Agreement, a copy of which is attached hereto as Exhibit "C-1" (and incorporated herein by this reference) and largely expire in 1998.

          9.1.2.    Clearance Levels:  In the course of renewing Station
                    ----------------
Affiliation Agreements, FBC shall (a) [XXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] These
obligations will run through the [XXXXXXXXXXXXXXXXXXXXXXXXXXXX] In determining whether or not FBC has met its clearance obligations, the following will apply:

               (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

               (b) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

          9.1.3.    Fox O&Os:  FBC will have the following obligations with
                    --------
regard to the Fox O&Os (in addition to its obligations under Paragraphs 9.1.1 and 9.1.2 above):

               (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].

               (b) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXX].

               (c) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].

          9.1.4.    For the Benefit of the Management Company:  The Fox Parties
                    -----------------------------------------
hereby acknowledge and agree that the undertakings and agreements by FBC pursuant to this Paragraph 9.1 are for the express benefit of, and are enforceable by, the Management Company.

     9.2.  Waiver of Right to Receive Certain Payments/Certain FBC
           --------------------------------------------------------
Payments/Dropped Stations/Re-Categorizing Stations:
- --------------------------------------------------

          9.2.1. Waiver of Rights to Receive FCN Net Profits: FTSI, on behalf of
                 -------------------------------------------
the Designated Fox O&Os and effective as of June 1, 1995, hereby irrevocably and unconditionally releases FBC and FCN from making, and waives any further right to receive or demand, any payment of FCN Net Profits which would have otherwise have become due and payable to the Designated Fox O&Os pursuant to the Station Affiliation Agreements to which they are a party (collectively, the "Designated Fox O&Os Waived Payments"). FTSI, for itself and on behalf of the Designated Fox O&Os, and FBC hereby agree to execute an amendment to each of the Station Affiliation Agreements to which the Designated Fox O&Os are a party confirming the waiver and release set forth in this Paragraph 9.2.1. Such amendments are attached hereto as Schedule 9.2.1.

          9.2.2. Payment Adjustment:  Concurrently with the execution of this
                 ------------------
Agreement, the Fox Parties shall, and hereby agree to, cause FTSI, on behalf of the Designated Fox O&Os, to return and rebate to FCN an amount equal to any and all payments of FCN Net Profits (if any) received by (or credited to the account of) FTSI, for the account of the Designated Fox O&Os, during the period commencing on June 1, 1995 and concluding on the date hereof.

          9.2.3. Dropped Stations: [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                 ----------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].

          9.2.4.  [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

10.  ADMINISTRATION AGREEMENT:
     ------------------------

     10.1.     Administration Agreement:  The Fox Parties hereby irrevocably and
               ------------------------
unconditionally assign and transfer to the Management Company, effective as of June 1, 1995, all of the Fox Parties' right, title and interest in and to, and arising under, that certain Administration Agreement dated as of February 7, 1990 between FBC and FCN (the "Administration Agreement"), free and clear of any Liens, other than Excepted Liens.

     10.2.     Assumption of Obligations:  The Management Company hereby assumes
               -------------------------
and agrees to perform all of the executory obligations of FBC under the Administration Agreement.

     10.3.  Payment Adjustment:  Concurrently with the execution of this
            ------------------
Agreement, the Fox Parties shall, and hereby agree to, pay to the Management Company an amount equal to the aggregate of the fees and commissions received by or credited to the account of FBC in connection with the Administration Agreement during the period commencing on June 1, 1995 and concluding on the date hereof.

     10.4.  Remittance of Funds: If, from and after the date hereof and
            -------------------
notwithstanding the assignment set forth in Paragraph 10.2 above, FBC shall receive (or have credited to its account) any further fees and commissions under the Administration Agreement, FBC shall be deemed to hold the same in trust for the Management Company and shall, and hereby agrees to, promptly remit an amount equal to such sums, without deduction of any kind, to the Management Company.

11.  FOX NON-COMPETITION PROVISIONS:
     ------------------------------

     The Fox Parties, on behalf of the Fox Group, hereby agree that the Fox Group will not compete with the Management Company (except and to the limited extent provided in Paragraph 12.2 below) as follows:

          (a) by operating a U.S. terrestrial broadcasting service featuring multiple programs transmitted as one or more discrete blocks of programming targeted at the 2-11 year old audience, other than FCN; and/or

          (b) by operating a programming service primarily targeted at the 2-11 year old audience in the U.S. by means of cable or other Non-Standard Television technology (specifically, excluding, however, any "on-line" computer service such as Delphi).

     For purposes of this Agreement, a programming service primarily targeted at the 2-11 year old audience, whether delivered by means of terrestrial broadcast television or Non-Standard Television, shall constitute a "Kids Service".

12.  MANAGEMENT COMPANY OPPORTUNITIES:
     --------------------------------

     12.1.  Programming Service Opportunities:
            ---------------------------------

          (a) The Fox Parties, on behalf of the Fox Group, shall offer ("Programming Service Offer") the Management Company the opportunity to own the following (each, an "Offered Programming Service"): any non-U.S. Kids Service which would bear the "Fox" name (in whole or in part).

          (b) If the Management Company does not decide to accept or conditionally accept (as set forth in Paragraph 12.1(d) below) the Programming Service Offer within 20 days of the Management Company's receipt thereof, the Fox Group will be free to itself pursue the applicable Offered Programming Service on substantially the same terms as were offered to the Management Company pursuant to Paragraph 12.1.(a) above. In the case of a Programming Service Offer relating to an Offered Programming Service which broadcasts during only a portion of a day on a given satellite transponder or broadcast or cable channel, the Programming Service Offer presented by the Fox Parties will relate only to the portion of program time actually occupied by the Offered Programming Service.

          (c) In the event that the Fox Group is prepared to pursue an Offered Programming Service (which had been offered to but was ultimately not accepted by the Management Company) on terms which are not substantially the same terms as were offered to the Management Company pursuant to Paragraph 12.1.(a), the Fox Parties, on behalf of the Fox Group, shall first offer the Offered Programming Service to the Management Company on such other terms and conditions (a "Revised Programming Service Offer") before pursuing the same. If the Management Company does not decide to accept or conditionally accept (as set forth in Paragraph 12.1(d) below) the Revised Programming Service Offer within 20 days of the Management Company's receipt thereof, the Fox Group will be free to pursue the Offered Programming Service on substantially the same terms as were offered to the Management Company pursuant to this Paragraph 12.1.(c).
The provisions of this Paragraph 12.1.(c) shall apply each time that the Fox Group is prepared to pursue an Offered Programming Service on terms which are not substantially the same as those last offered to the Management Company.

          (d) The Management Company shall have the right to condition its acceptance of a Programming Service Offer or a Revised Programming Service Offer, as applicable, upon the Management Company's securing of financing (on terms acceptable to the Management Company) for the applicable transaction and/or upon the Management Company's satisfaction with the outcome of its due diligence review of the Offered Program Service. If the Management Company gives a conditional acceptance, but does not, within the 25 business day period following immediately thereafter, unconditionally accept the applicable Programming Service Offer or Revised Programming Service Offer, the Fox Group will be free to itself pursue the applicable Offered Programming Service on substantially the same terms as were offered to the Management Company pursuant to applicable offer and the Management Group shall be deemed to have rejected the applicable offer (subject always, however, to the Management Company's continuing rights and the Fox Parties' continuing obligations under Paragraph 12.1(c) above).

          (e) If the Management Company accepts (as distinguished from the Management Company conditionally accepting) a Programming

Service Offer or a Revised Programming Service Offer pursuant to this Paragraph 12.2, the parties shall use good faith efforts to conclude the purchase and sale (or the creation, if applicable) of the applicable Offered Programming Service as expeditiously as is reasonably practicable, taking into account any and all regulatory or other legal requirements.

     12.2.     New Acquisitions:
               ----------------

          (a) If the Fox Group acquires a business which includes a U.S. Kids Service (a "Business Acquisition"), the Fox Parties shall cause the Fox Group to allocate, in good faith, a portion of the Fox Group's total purchase price for the acquired business to such U.S. Kids Service (the "Proportionate Price").

          (b) The Fox Parties shall then, on behalf of the Fox Group, offer ("Service Acquisition Offer") the Management Company the opportunity to acquire such U.S. Kids Service for the Proportionate Price.

          (c) If the Management Company does not decide to accept or conditionally accept (pursuant to Paragraph 12.2(e) below) the Service Acquisition Offer within 20 days of the date of the Management Company's receipt thereof, the Fox Group will be free to retain or dispose of such U.S. Kids Service as it sees fit, subject to Paragraph 12.2.(d) below.

          (d) If the Fox Group is prepared to dispose of a U.S. Kids Service (which had been offered to but was ultimately not accepted by the Management Company) for less than the Proportionate Price (the "Reduced Price"), the Fox Parties shall, on behalf of the Fox Group, first offer ("Revised Service Acquisition Offer") the U.S. Kids Service to the Management Company at the Reduced Price. If the Management Company does not decide to accept or conditionally accept (pursuant to Paragraph 12.2(e) below) the Revised Service Acquisition Offer within 20 days after the date of the Management Company's receipt thereof, the Fox Group will be free to retain or dispose of such U.S. Kids Service as it sees fit, subject to being obligated to re-offer the same to the Management Company pursuant to this Paragraph 12.2.(d) if (and each time that) the Fox Group offers to dispose of such U.S. Kids Service to a third Person at a price below the Reduced Price last offered to the Management Company pursuant to this Paragraph 12.2.(d).

          (e) The Management Company shall have the right to condition its acceptance of a Service Acquisition Offer or a Revised Service Acquisition Offer, as applicable, upon the Management Company's securing of financing (on terms acceptable to the Management Company) for the applicable transaction and/or upon the Management Company's satisfaction with the outcome of its due diligence review of the offered U.S. Kids Service. If the Management Company gives a conditional acceptance, but does not, within the 25 business day period following immediately thereafter, unconditionally accept the applicable Service Acquisition Offer or Revised Service Acquisition Offer, the Fox Group will be free to retain or dispose of such U.S. Kids Service, subject always, however, to the Management Company's continuing rights and the Fox Parties' continuing obligations under Paragraph 12.2(d) above.

          (f) If the Management Company accepts (as distinguished from the Management Company conditionally accepting) a Service Acquisition Offer or Revised Service Acquisition Offer pursuant to this Paragraph 12.2, the parties shall use good faith efforts to conclude the purchase and sale of the applicable U.S. Kids Service as expeditiously as is reasonably practicable, taking into account any and all regulatory or other legal requirements.

          (g) In connection with any U.S. Kids Service which the Management Company has elected to acquire hereunder, it shall be incumbent upon the Management Company to provide or otherwise secure the financing necessary to make the purchase thereof. If, notwithstanding the Management Company having exhausted all reasonable, commercially practicable means of securing the financing for such purchase, the Management Company is unable to secure the necessary financing, then the Fox Parties shall provide the necessary financing to the Management Company, on a market rate basis (with the balance of the terms and conditions of such financing to be negotiated at the time, in good faith and upon commercially reasonable terms, between the Fox Parties and the Management Company).

          (h) In the event that the Proportionate Price for a U.S. Kids Service allocated by the Fox Group is greater than or equal to fifty percent (50%) of the price of the corresponding Business Acquisition, the Management Company shall have the right, at any time within 20 days after the Management Company's receipt of the applicable Service Acquisition Offer (or 25 business days after the Management Company's conditional acceptance of the applicable Service Acquisition Offer, if applicable), to elect to submit the issue of the proper valuation of the Proportionate Price to binding arbitration (in accordance with the rules and procedures of the American Arbitration Association). In such event, all relevant time periods set forth in this Paragraph 12.2 shall be "tolled" until the resolution of the arbitration.

     12.3.     Fox Originated Programs:
               -----------------------

          (a) The Fox Parties shall, on behalf of the Fox Parties and their Controlled Affiliates, offer ("First Run Exhibition Offer") the Management Company the opportunity to acquire the first run exhibition rights (at a minimum) to any new programming suitable to a Kids Service ("New Kids Programming") prior to its sale/license to any third Person; provided, that the foregoing shall be subject to Paragraph 12.3(b) below. The parties specifically acknowledge that the rights offered by the Fox Parties as part of a First Run Exhibition Offer may (but need not) include, without limitation, the right to produce the applicable New Kids Programming and/or the right to acquire and exploit the motion picture and/or the allied and ancillary rights in connection with the applicable New Kids Programming.

          (b) Notwithstanding the provisions of Paragraph 12.3(a) above: (i) the Fox Parties are free to license, in their sole discretion, the first run exhibition rights to any New Kids Programming to any broad based entertainment network (which is not a Kids Service) for (but only for) prime time or late night broadcast/cablecast (e.g., such rights may be licensed to ABC, CBS, NBC,
                           ----
USA or HBO for prime time or late night broadcast/cablecast, but not the Cartoon Channel or Nickelodeon); and (ii) the term "New Kids Programming" shall not include programming produced for or on behalf of the Fox Group which is derived from properties originally launched by the Fox Group other than on FCN (e.g.,
                                                                        ----
none of the following would constitute "New Kids Programming" for purposes of this Paragraph 12.3: a children's version of THE SIMPSONS, an animated show
                                             ------------
featuring characters from HOME ALONE, or an animated version of a Harper Collins
                          ----------
book such as Where The Wild Things Are).
             -------------------------

          (c) If the Management Company does not decide to accept (or conditionally accept, pursuant to Paragraph 12.3(e) below) the First Run Exhibition Offer within 20 days of the Management Company's receipt thereof, the Fox Group will be free to enter into a first run exhibition agreement with a third Person with respect to the applicable New Kids Programming, subject to Paragraph 12.3.(d) below.

          (d) In the event that the Fox Group is prepared to enter into an agreement with a third Person with respect to any New Kids Programming (which had been offered to but was ultimately not accepted by the Management Company) on terms and conditions less favorable to the Fox Group than those last offered to the Management Company, the Fox Parties shall, on behalf of the Fox Group, first offer ("Revised First Run Exhibition Offer") the applicable New Kids Programming to the Management Company on such other terms and conditions. If the Management Company does not decide to accept (or conditionally accept, pursuant to Paragraph 12.3(e) below) the Revised First Run Exhibition Offer within 20 days after the date of the Management Company's receipt thereof, the Fox Group will be free to enter into a first run exhibition agreement with a third Person with respect to the applicable New

Kids Programming, subject to being obligated to re-offer the same to the Management Company pursuant to this Paragraph 12.3.(d) if (and each time that) the Fox Group offers to license the first run exhibition rights to such New Kids Programming to a third Person on terms and conditions less favorable to the Fox Group than those last offered to the Management Company pursuant to this Paragraph 12.3.(d).

          (e) The Management Company shall have the right to condition its acceptance of a First Run Exhibition Offer or a Revised First Run Exhibition Offer, as applicable, upon the Management Company's securing of financing (on terms acceptable to the Management Company) for the applicable transaction and/or upon the Management Company's satisfaction with the outcome of its due diligence review of the offered New Kids Programming. If the Management Company gives a conditional acceptance, but does not, within the 25 business day period following immediately thereafter, unconditionally accept the applicable First Run Exhibition Offer or Revised First Run Exhibition Offer, the Fox Group will be free to enter into a first run exhibition agreement with a third Person with respect to the applicable New Kids Programming, subject always, however, to the Management Company's continuing rights and the Fox Parties continuing obligations under Paragraph 12.3(d) above.

          (f) If the Management Company accepts (as distinguished from the Management Company conditionally accepting) a First Run Exhibition Offer or Revised First Run Exhibition Offer pursuant to this Paragraph 12.3, the parties shall use good faith efforts to conclude the documentation evidencing such transaction as expeditiously as is reasonably practicable, taking into account any and all regulatory or other legal requirements.

13.  OPPORTUNITIES TO BE MADE AVAILABLE TO THE FOX PARTIES:
     -----------------------------------------------------

     13.1. Programming:
           -----------

          13.1.1.   Undertaking: The Management Company, on its own behalf and
                    -----------
on behalf of FCN and the Management Company's Operating Entities, hereby agrees:
(i) to make the programming of the Management Company, FCN and/or the Management Company's Operating Entities (collectively, the "MC Programming") available, at market rates, to program services which are offered to and rejected by the Management Company (pursuant to Paragraph 12.1 above) and which thereafter become owned or operated by the Fox Group (collectively, the "Covered Fox Services"); and (ii) to negotiate in good faith with any presently existing Fox or Fox-Affiliate-owned program services that desires to license some or all of the MC Programming. Notwithstanding the foregoing: (a) the Management Company shall have no obligation to the Fox Group in connection with any particular Covered Fox Service above unless such Covered Fox Service shall commit to license, on a "pay-or-play" basis, not less than 80% of the MC Programming made available by the Management Company in the applicable market serviced by such Covered Fox Service; (b) the obligations set forth in clauses
(i) and (ii) above, as they relate to the programming of the SEI Group, is subject to any pre-existing contractual obligations of the SEI Group in favor of third Persons; and (c) the Covered Fox Services shall not include any U.S. Kids Service offered to but rejected by the Management Company pursuant to Paragraph
12.2 above.

          13.1.2.  Exceptions/Restrictions:  Notwithstanding the foregoing, the
                   -----------------------
Management Company's obligation to make any particular MC Programming available to a Covered Fox Service shall be subject to: (i) any and all applicable Laws,
(ii) any "holdback"-type restrictions applicable to such programming and (iii) any limitations or restrictions (including, without limitation, any limitations or restrictions expressed in terms of term, territory or media) on the rights controlled by the Management Company with respect to such programming.

          13.1.3   Right to Sublicense:  With respect to any MC Programming made
                   -------------------
available to and licensed by a Covered Fox Service pursuant to this Paragraph 13.1.1, such Covered Fox Service shall have the right to sublicense the same (within the limits and restrictions of the applicable license); provided, that in no event shall any Covered Fox Service be entitled to sublicense any MC Programming within the United States.

     13.2. Third Party Services:  The Fox Group will have a right of first
           --------------------
negotiation and first refusal to provide, on market terms, any of the distribution services which the Fox Group provides in the normal course of their business and which are described on Schedule "13.2" attached hereto (and incorporated herein by this reference), which the Management Company, itself or on behalf of FCN and the Management Company Operating Entities, desires to obtain from a third Person provider ("Required Third Party Services"), as follows:

          (a) With respect to any such Required Third Party Services, the Management Company shall offer (a "Required Third Party Services Offer") the Fox Parties the opportunity to have the Fox Group perform such Required Third Party Services; provided, that the Management Company's foregoing obligation, as set forth above and as it relates to the programming of the SEI Group, is subject to any pre-existing contractual obligations of the SEI Group in favor of third Persons; provided further, that notwithstanding the foregoing obligation, the Management Company and any Management Company Operating Entities shall have the right to obtain the Required Third Party Services from Ventura Film

Distributors, B.V., a Netherlands corporation and/or Atalanta Films Australia
(Pty) Ltd., an Australian corporation, without first offering the Fox Parties the opportunity to perform the same.

          (b) If the Fox Parties, on behalf of the Fox Group, do not decide to accept the Required Third Party Services Offer within 20 days of the Fox Parties' receipt thereof, the Management Company will be free to engage a third Person to perform the Required Third Party Services, subject to Paragraph 13.2.(c) below.

          (c) If the Management Company is prepared to enter into an agreement with a third Person to perform any Required Third Party Services (which had been offered to but not accepted by the Fox Parties) on terms and conditions less favorable to the Management Company than those last offered to the Fox Parties, the Management Company shall first offer ("Revised Required Third Party Services Offer") the applicable Required Third Party Services to the Fox Parties on such other terms and conditions. If the Fox Parties do not decide to accept the Revised Required Third Party Services Offer within 20 days after the date of the Fox Parties' receipt thereof, the Management Company will be free to enter into an agreement with a third Person with respect to the Required Third Party Services on such terms and conditions, subject to being obligated to re-offer the same to the Fox Parties pursuant to this Paragraph 13.2.(c) if (and each time that) the Management Company offers to engage a third Party to perform the applicable Required Third Party Services on terms and conditions less favorable to the Management Company than those last offered to the Fox Group pursuant to this Paragraph 13.2.(c).

          (d) If the Fox Parties accept a Required Third Party Services Offer or Revised Required Third Party Services Offer pursuant to this Paragraph 13.2, the parties shall use good faith efforts to conclude the documentation evidencing such transaction as expeditiously as is reasonably practicable, taking into account any and all regulatory or other legal requirements.

          (e) By way of clarification, the Fox Group's rights under this Paragraph 13.2 do not apply in the circumstance where the Management Company intends to perform the applicable distribution function itself or through a member thereof. For example, the Management Company is free to produce a motion picture version of one of its properties on its own, provided, however, that if the Management Company desires to engage an un-Affiliated third Person to distribute such motion picture, the Fox Group would have the rights described in Paragraphs 13.2(a)-(c) above.

14.  FCN INDEMNIFICATION AGREEMENT:  Concurrently herewith, FBC and FCN are
     -----------------------------
entering into an Indemnification Agreement in the form of Exhibit "D" attached hereto (and incorporated herein by this reference). FBC hereby acknowledges and agrees that the Management Company, on behalf of (and if necessary, in the name of) FCN shall have the right to enforce FCN's rights arising thereunder.

15.  COVENANT REGARDING CERTAIN FOX "PLATFORMS":   The Fox Parties, on behalf of
     ------------------------------------------
the Fox Group, hereby agree they will not, and will not permit, any non-U.S. programming "platform" which is controlled by the Fox Group to solicit from any third Persons an equity interest in any Kids Service intended for possible inclusion within the applicable programming "platform"; however, the Fox Parties or such non-U.S. programming "platform" may take an equity interest in a third Person's Kids Service so long as that third Person initiated the discussions.

16.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FOX PARTIES:
     ------------------------------------------------------------

     The Fox Parties hereby represent, warrant and covenant as follows:

     16.1.   Corporate Power:  Each of the Fox Parties has the requisite
             ---------------
corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

     16.2.   Duly Authorized:  The execution and delivery of this Agreement
             ---------------
by each of the Fox Parties and the consummation by each of the Fox Parties of the transactions contemplated hereby have been duly authorized and no other corporate proceeding or consent on the part of the Fox Parties is necessary to authorize this Agreement and the transactions contemplated hereby.

     16.3.   Power to Act on Behalf of the Fox Group:  The Fox Parties have
             ---------------------------------------
the right to act on behalf of, and to commit and obligate, the Fox Group in the manner contemplated by this Agreement.

     16.4.   Merchandising Agreement:
             -----------------------

          16.4.1. Exhibit "E" attached hereto (and incorporated herein by this reference) is a true and correct copy of the Merchandising Agreement (including any and all amendments, supplements, exhibits and/or schedules thereto).

          16.4.2. Schedule "16.4.2" attached hereto (and incorporated herein by this reference) sets forth a true and complete listing of each and every presently effective license entered into by Fox Licensing pursuant to the exercise of its rights under the Merchandising Agreement (the "Existing Merchandising Licenses").

          16.4.3. Fox Licensing has not heretofore transferred or assigned any of its rights or interests in the Merchandising Agreement.

          16.4.4. Fox Licensing has the right to freely assign to the Management Company (a) Fox Licensing's right, title and interest in and to the Merchandising Agreement and (b) Fox Licensing's right, title and interest in and to each of the Existing Merchandising Licenses.

          16.4.5. Fox Licensing is not in breach or default of the Merchandising Agreement, nor, to the best knowledge of Fox Licensing (including that which it should have known in the exercise of reasonable prudence), is FCN; with respect to the each of the Existing Merchandising Licenses, Fox Licensing is not in breach or default thereof, nor, to the best knowledge of Fox Licensing (including that which it should have known in the exercise of reasonable prudence), is the licensee thereunder.

     16.5.         Distribution Agreement:
                   ----------------------

          16.5.1. Exhibit "F" attached hereto (and incorporated herein by this reference) is a true and correct copy of the Distribution Agreement (including any and all amendments, supplements, exhibits and/or schedules thereto).

          16.5.2. Schedule "16.5.2" attached hereto (and incorporated herein by this reference) sets forth a true and complete listing of each and every presently effective license entered into by Twentieth pursuant to the exercise of its rights under the Distribution Agreement (the "Existing Distribution Licenses").

          16.5.3. Twentieth has not heretofore transferred or assigned any of its rights or interests in the Distribution Agreement.

          16.5.4. Twentieth has the right to freely assign to the Management Company (a) Twentieth's right, title and interest in and to the Distribution Agreement and (b) Twentieth's right, title and interest in and to each of the Existing Distribution Licenses.

          16.5.5. Twentieth is not in breach or default of the Merchandising Agreement, nor, to the best knowledge of Twentieth (including that which it should have known in the exercise of reasonable prudence), is FCN; with respect to the each of the Existing Distribution Licenses, Twentieth is not in breach or default thereof, nor, to the best knowledge of Twentieth (including that which it should have known in the exercise of reasonable prudence), is the licensee thereunder.

     16.6.         Administration Agreement:
                   ------------------------

          16.6.1. Exhibit "G" attached hereto (and incorporated herein by this reference) is a true and correct copy of the Administration Agreement (including any and all amendments, supplements, exhibits and/or schedules thereto).

          16.6.2. FBC has not heretofore transferred or assigned any of its rights or interests in the Administration Agreement.

          16.6.3. FBC has the right to freely assign to the Management Company all of FBC's right, title and interest in and to the Administration Agreement.

          16.6.4. FBC is not in breach or default of the Administration Agreement, nor, to the best knowledge of FBC (including that which it should have known in the exercise of reasonable prudence), is FCN.

      16.7.        Existing Series Properties:
                   --------------------------

          16.7.1. Schedule 4.1 attached hereto (and incorporated herein by this reference): (i) sets forth, as the "Existing Series Properties", a true and accurate list of the television series programming which was originally launched on FCN or which is derived from any television series programming which was originally launched on FCN; and (ii) fully and accurately sets forth, in summary form, the nature and extent of the Fox Group's rights in connection with each of the Existing Series Properties.

          16.7.2. Neither the Existing Series Properties nor any part thereof infringes upon the copyright, common-law right or literary, dramatic, musical or motion picture right of any Person whomsoever; neither the Existing Series Properties nor any part thereof constitute a libel or defamation of any Person or an invasion of any other rights (including, without limitation, privacy or publicity rights) of any Person. Neither the use, reproduction, performance or exhibition of the Existing Series Properties, nor any part thereof, by or on behalf of the Management Company, nor the exercise of any of the rights therein which are included in the assignment set forth in Paragraph 4.1, will in any way infringe upon the rights of any Person.

          16.7.3. The Fox Group has not granted, assigned, mortgaged, pledged or hypothecated any right, title and interest of any kind whatsoever in or to any of the Existing Series Properties, other than pursuant to the Merchandising License Agreement and/or the Distribution Agreement.

          16.7.4. There are no Liens, other than Excepted Liens, on the Existing Literary Properties or adverse claims with respect thereto, nor is there pending any litigation involving the Existing Literary Properties or any part thereof.

     16.8.     FOX KIDS CLUB:
               -------------

          16.8.1. Schedule "16.8.1" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which the "Fox Kids Club" is a party or to which the business or assets of the "Fox Kids Club" are subject which (i) creates any liability on the part of the "Fox Kids Club" or which commits or obligates the "Fox Kids Club" to incur any liability which is in excess of $200,000 and/or
(ii) calls for the performance of services on the part of the "Fox Kids Club" over a time period in excess of one year.

          16.8.2. FBC is the sole owner of all of the rights, businesses and assets of the "Fox Kids Club" and has not heretofore transferred or assigned any of its rights or interests therein to any third Person.

          16.8.3. FBC has the right to freely assign to the Management Company all of FBC's right, title and interest in and to rights, businesses and assets of the "Fox Kids Club".

          16.8.4. FBC is not in breach or default of any of the agreements, written or oral, to which the "Fox Kids Club" is a party or to which the businesses or assets of the "Fox Kids Club" are subject.

          16.8.5. The aggregate liabilities of the "Fox Kids Club", both "on-balance sheet" and "off-balance sheet," (i) do not exceed, in the aggregate, $1,000,000 and (ii) do not include any liabilities arising after June 1, 1995 except in the ordinary course of the business of "Fox Kids Club."

          16.8.6. The $5,000,000 indebtedness owed by "Fox Kids Club" to FBC as of November 1, 1995, has been irrevocably and unconditionally forgiven by FBC.

     16.9.     FOX KIDS COUNTDOWN:
               ------------------

          16.9.1. Schedule "16.9.1" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which "Fox Kids Countdown" is a party or to which the business or assets of "Fox Kids Countdown" are subject which (i) creates any liability on the part of "Fox Kids Countdown" or which commits or obligates

"Fox Kids Countdown" to incur any liability which is in excess of $200,000 and/or (ii) calls for the performance of services on the part of "Fox Kids Countdown" over a time period in excess of one year.

          16.9.2. FBC is the sole owner of all of the rights, businesses and assets of "Fox Kids Countdown" and has not heretofore transferred or assigned any of its rights or interests therein to any third Person.

          16.9.3. FBC has the right to freely assign to the Management Company all of FBC's right, title and interest in and to rights, businesses and assets of "Fox Kids Countdown".

          16.9.4. FBC is not in breach or default of any of the agreements, written or oral, to which "Fox Kids Countdown" is a party or to which the businesses or assets of "Fox Kids Countdown" are subject.

          16.9.5 The aggregate liabilities of "Fox Kids Countdown", both "on-balance sheet" and "off-balance sheet", (i) do not exceed, in the aggregate, $1,000,000 and (ii) do not include any liabilities arising after June 1, 1995 except in the ordinary course of the business of "Fox Kids Countdown".

     16.10.    STORY MAKERS, INC.:
               ------------------

          16.10.1. Story Makers, Inc., a Delaware corporation ("Story"), is a first-tier wholly-owned direct subsidiary of FCP and a second-tier wholly-owned indirect subsidiary of FCNH Sub.

          16.10.2. Schedule "16.10.2" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which Story is a party or to which the business or assets of Story are subject which (i) creates any liability on the part of Story or which commits or obligates Story to incur any liability which is in excess of $200,000 and/or (ii) calls for the performance of services on the part of Story over a time period in excess of one year.

          16.10.3. The aggregate liabilities of Story, both "on-balance sheet" and "off-balance sheet", (i) do not exceed, in the aggregate, $1,000,000 and
(ii) do not include any liabilities arising after June 1, 1995 except in the ordinary course of the business of Story.

          16.10.4. The $124,000 indebtedness owed by Story to FBC as of November 1, 1995, has been irrevocably and unconditionally forgiven by FBC.

     16.11.    FOX CHILDREN'S PRODUCTIONS, INC.:
               --------------------------------

          16.11.1. Fox Children's Productions, Inc., a Delaware corporation ("FCP"), is a first-tier wholly-owned direct subsidiary of FCNH Sub.

          16.11.2. Schedule "16.11.2" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which FCP is a party or to which the business or assets of FCP are subject which (i) creates any liability on the part of FCP or which commits or obligates FCP to incur any liability which is in excess of $200,000 and/or (ii) calls for the performance of services on the part of FCP over a time period in excess of one year.

          16.11.3. The aggregate liabilities of FCP, both "on-balance sheet" and "off-balance sheet", (i) do not exceed, in the aggregate, $1,000,000 and
(ii) do not include any liabilities arising after June 1, 1995 except in the ordinary course of the business of FCP.

     16.12.      FOX CHILDREN'S MUSIC, INC.:
                 --------------------------

          16.12.1. Fox Children's Music, Inc., a Delaware corporation ("FC Music"), is a first-tier wholly-owned direct subsidiary of FCN and a second-tier wholly-owned indirect subsidiary of FCNH Sub.

          16.12.2. Schedule "16.12.2" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which FC Music is a party or to which the business or assets of FC Music are subject which (i) creates any liability on the part of FC Music or which commits or obligates FC Music to incur any liability which is in excess of $200,000 and/or (ii) calls for the performance of services on the part of FC Music over a time period in excess of one year.

          16.12.3. The aggregate liabilities of FC Music, both "on-balance sheet" and "off-balance sheet", (i) do not exceed, in the aggregate, $1,000,000 and (ii) do not include any liabilities arising after June 1 1995 except in the ordinary course of the business of FC Music.

     16.13.    FOX KID'S MUSIC, INC.:
               ---------------------

          16.13.1. Fox Kid's Music, Inc., a Delaware corporation ("FK Music"), is a first-tier wholly-owned direct subsidiary of FCN and a second-tier wholly-owned indirect subsidiary of FCNH Sub.

          16.13.2. Schedule "16.13.2" attached hereto (and incorporated herein by this reference) sets forth a true and correct list of any and all agreements, written or oral, to which FK Music is a party or to which the business or assets of FK Music are subject which (i) creates any liability on the part of FK Music or which commits or obligates FC Music to incur any liability which is in excess of $200,000 and/or (ii) calls for the performance of services on the part of FK Music over a time period in excess of one year.

          16.13.3. The aggregate liabilities of FK Music, both "on-balance sheet" and "off-balance sheet", (i) do not exceed, in the aggregate, $1,000,000 and (ii) do not include any liabilities arising after June 1, 1995 except in the ordinary course of the business of FK Music.

     16.14.    Consents:  Except as set forth on Schedule 16.14 attached hereto
               --------
(and incorporated herein by this reference), neither the execution and delivery of this Agreement by the Fox Parties nor the consummation of the transactions pursuant hereto will require any consent, approval, or authorization of, waiver by, notification to, or filing with, any court, governmental agency or regulatory or administrative authority (each, a "Governmental Entity") on the part of the Fox Group.

     16.15.    No Violation:  The execution and delivery of this Agreement by
               ------------
the Fox Parties and the performance by the Fox Parties of their obligations hereunder do not and will not (i) violate, conflict with, or constitute or result in a breach of, any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (A) the constitutive documents of any of the Fox Parties, or (B) any mortgage, indenture, loan or credit agreement or any other agreement or instrument to which any of the Fox Parties is a party, or pursuant to which any of the Fox Parties is the direct or indirect obligor, or by which any of the Fox Parties or any of their Affiliates' properties are bound or affected, (ii) violate any law, regulation, judgment, injunction, order or decree binding upon any of the Fox Parties or any of their Affiliates, (iii) result in the loss of any license, franchise, permit, legal privilege or legal right enjoyed or possessed by any of the Fox Parties or any of their Affiliates, or (iv) require the consent of any third Person (including a Governmental Entity). None of the Fox Parties and none of their Affiliates are in violation of any statute, judgement, decree, order, rule or regulation applicable to it, which, singly or in the aggregate, has materially adversely affected or could reasonably be expected to materially adversely affect such Person's ability to perform its obligations hereunder.

     16.16.  FCN Affiliated Stations: Schedule 9.1.1 sets forth a true and
             -----------------------
correct list of all current FCN Affiliated Stations as of November 1, 1995. The Fox Parties have heretofore provided the Management Company with a true and correct copy of the Station Affiliation Agreement (together with any and all Exhibits, Schedules, amendments or supplements thereto) currently in effect for each current FCN Affiliated Station.

     16.17.  Undertaking re Warner Bros. Agreement:  The Fox Parties shall
             -------------------------------------
indemnify and hold harmless the "Management Company Indemnified Parties" (as defined in Paragraph 18.1 below), as well as FCN and the Management Company's Operating Entities, from and against all loss, cost, liabilities and expenses (including, without limitation, reasonable attorneys' fees, court costs and any judgment and settlement payments) or claims suffered by, incurred by or imposed upon any of the foregoing Persons by reason of any penalties arising under and/or any breach, or alleged breach, by FCN pursuant to, the May 29, 1991 "blind programming" agreement between FCN and Warner Bros. Domestic Television. For purposes of the indemnification obligation undertaken by the Fox Parties in this Paragraph 16.17, the indemnification provisions of 18.4 below shall apply hereto, as if herein set forth in full and as if all of the Persons entitled to indemnification under this Paragraph 16.17 were included in the collective term "Management Company Indemnified Parties" (as used therein).

     16.18.  Designated Fox O&Os Waived Payments:  The waiver by FTSI, on
             -----------------------------------
behalf of the Designated Fox O&Os, of the right to receive the Designated Fox O&Os Waived Payments pursuant to Paragraph 9.2.1: (i) will not result in the Designated Fox O&Os Waived Payments being made available, or deemed available, for distribution as FCN Net Profits to any other FCN Affiliated Station(s); and
(ii) will not give rise, under any FCN Affiliated Station's Station Affiliation Agreement, to any FCN Affiliated Station having the right to challenge or claim an interest in the dividend(s) from FCN to FCNH Sub contemplated under Section
5.9 of the Operating Agreement.

17.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MANAGEMENT COMPANY:
     -------------------------------------------------------------------

     The Management Company hereby represents, warrants and covenants, as follows:

     17.1.   Power as L.L.C.:  The Management Company has the requisite power
             ---------------
and authority as a limited liability company to enter into this Agreement and to perform it obligations hereunder.

     17.2.   Duly Authorized:        The execution and delivery of this
             ---------------
Agreement by the Management Company and the consummation by the Management Company of the transactions contemplated hereby have been duly authorized and no other limited liability company proceeding or consent on the part of the Management Company is necessary to authorize this Agreement and the transactions contemplated hereby.

     17.3. Consents:  Except as set forth on Schedule 17.3 attached hereto
           --------
(and incorporated herein by this reference), neither the execution and delivery of this Agreement by the Management Company nor the consummation of the transactions pursuant hereto will require any consent, approval, or authorization of, waiver by, notification to, or filing with, any Governmental Entity on the part of the Management Company.

     17.4. No Violation:  The execution and delivery of this Agreement by
           ------------
the Management Company and the performance by the Management Company of its obligations hereunder do not and will not (i) violate, conflict with, or constitute or result in a breach of, any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under (A) the constitutive documents of the Management Company, or (B) any mortgage, indenture, loan or credit agreement or any other agreement or instrument to which the Management Company is a party, or pursuant to which the Management Company is the direct or indirect obligor, or by which the Management Company's properties are bound or affected, (ii) violate any law, regulation, judgment, injunction, order or decree binding upon any of the Management Company, (iii) result in the loss of any license, franchise, permit, legal privilege or legal right enjoyed or possessed by any of the Management Company, or (iv) require the consent of any third Person (including a Governmental Entity). The Management Company is not in violation of any statute, judgement, decree, order, rule or regulation applicable to it, which, singly or in the aggregate, has materially adversely affected or could reasonably be expected to materially adversely affect the Management Company's ability to perform its obligations hereunder.

18.  INDEMNIFICATION:
     ---------------

     18.1. The Fox Parties Indemnification of the Management Company:  The Fox
           ---------------------------------------------------------
Parties shall indemnify and hold harmless the Management Company (and the Management Company's Affiliates, and its and their respective directors, officers, employees, agents, successors, assigns and licensees) (collectively, the "Management Company Indemnified Parties") from and against all loss, cost, liabilities and expenses (including, without limitation, reasonable attorneys' fees, court costs and any judgment and settlement payments) or claims suffered by, incurred by or imposed upon the Management Company Indemnified Parties by reason of any breach by the Fox Parties of any of the Fox Parties' representations, warranties, undertakings and covenants hereunder.

     18.2.   The Management Company's Indemnification of the Fox Parties:  The
             -----------------------------------------------------------
Management Company shall indemnify and hold harmless the Fox Parties (and the Fox Parties' Affiliates, and its and their respective directors, officers, employees, agents, successors, assigns and licensees) (collectively, the "Fox Indemnified Parties") from and against all loss, cost, liabilities and expenses (including, without limitation, reasonable attorneys' fees, court costs and any judgment and settlement payments) or claims suffered by, incurred by or imposed upon the Fox Indemnified Parties by reason of any breach by the Management Company of any of the Management Company's representations, warranties, undertakings and covenants hereunder.

     18.3.     Limitations:
               -----------

          (i) The parties' rights to indemnification under this Paragraph 18. shall be available only if the party entitled to indemnification pursuant to this Paragraph 18 delivers written notice to the party or parties required to provide indemnification, setting forth in detail the factual basis for indemnification and the amount thereof, or a good faith estimate thereof, sought to be indemnified (the "Indemnification Notice"). The indemnified party or parties shall use its or their best efforts to provide in its or their Indemnification Notice sufficient detail to enable the indemnifying party or parties to evaluate the claim. Except with respect to Indemnification Claims covered by Paragraph 18.4 (which relates to third party claims), within 30 days (the "Objection Period") of the date such Indemnification Notice is given, the indemnifying party shall respond to the Indemnification Notice. The indemnifying party shall be entitled to cure any default which is capable of cure during the Objection Period, and the amount of the claim for indemnification contained in the Indemnification Notice shall be reduced by the amount of the damages mitigated by cure. If the indemnifying party or parties agree in writing during the Objection Period to accept any of the claims included in the Indemnification Notice, such party shall promptly pay the amounts so agreed upon. In all other cases, the indemnified party or parties and the indemnifying party or parties shall use their respective good faith reasonable efforts to resolve the dispute within 60 days of the date such Indemnification Notice is given (the "Settlement Period"). If the dispute is not resolved within the Settlement Period, the parties shall be free to commence litigation to enforce their rights to indemnification under this Paragraph 18; provided, however, that if such
                                         --------  -------
litigation has not been commenced on or prior to twelve months following the date such Indemnification Notice is given, all rights of the indemnified party or parties to indemnification with respect to the matters set forth in that Indemnification Notice shall be deemed to have been irrevocably waived and released by the indemnified party or parties, and shall terminate and expire.

          (ii) Notwithstanding any provisions of this Section 18. to the contrary, the Management Company's right to indemnification for breaches of the representations, warranties and covenants contained in Section 16 (other than Sections 16.17 and 16.18) shall be available only if the Management Company delivers an Indemnification Notice with respect to such claim prior to the date which is 24 months after the date of this Agreement (the "Section 18.3.(ii) Indemnification Period"). The rights of the Management Company to indemnification under this Section 18 relating to any other representation, warranty or covenant of the Fox Parties shall not be subject to the Section 18.3.(ii) Indemnification Period.

          (iii) Notwithstanding any provisions of this Section 18. to the contrary, the Fox Parties' rights to indemnification for breaches of the representations, warranties and covenants contained in Section 17 shall be available only if the Fox Parties deliver an Indemnification Notice with respect to such claim prior to the date which is 24 months after the date of this Agreement (the "Section 18.3.(iii) Indemnification Period"). The rights of the Fox Parties to indemnification under this Section 18 relating to any other representation, warranty or covenant of the Management Company shall not be subject to the Section 18.3.(iii) Indemnification Period.

     18.4.     Defense:  If any of the indemnified parties is made or threatened
               -------
to be made a defendant in or party to any action or proceeding, judicial or administrative, instituted by any third Person for the liability under which or the costs or expenses of which any of the indemnified parties is entitled to be indemnified pursuant to Paragraph 18 (any such third party action or proceeding being referred to as an "Indemnification Claim"), the indemnified party or parties shall give prompt notice thereof to the indemnifying party; provided
                                                                    --------
that the failure to give such notice shall not affect the indemnified party or parties' ability to seek indemnification hereunder unless such failure has materially and adversely affected the indemnifying party or parties' ability to prosecute successfully an Indemnification Claim. Each indemnified party shall permit the indemnifying party, at its own expense, to assume the defense of any such claim or any litigation to which this Paragraph 18.4 may be applicable, by counsel reasonably satisfactory to the indemnified party or parties; provided,
                                                                     --------
that the indemnified party or parties shall be entitled at any time, at its or their own cost and expense (which expense shall not be recoverable from the indemnifying party unless the indemnifying party is not adequately representing or, because of a conflict of interest, may not adequately represent, the indemnified party or parties' interests), to participate in such claim, action or proceeding and to be represented by attorneys of its or their own choosing. If the indemnified party or parties elects to participate in such defense, such party or parties will cooperate with the indemnifying party in the conduct of such defense. The indemnified party or parties may not concede, settle or compromise any Indemnification Claim without the consent of the indemnifying party. The indemnifying party, in the defense of any such claim or litigation, shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party or parties of a full and complete release from all liability in respect to such claim or litigation.

19.  MISCELLANEOUS:
     -------------

     19.1. Assignment:  Neither this Agreement nor either party's rights and
           ----------
obligations hereunder may be assigned or otherwise transferred by the Fox Parties or the Management Company, either voluntarily or by operation of law, without the prior written consent of the other. Notwithstanding the foregoing either the Fox Parties or the Management Company may assign this Agreement or such party's rights and obligations hereunder, with or without the other's consent, to any Person with which it may be merged or consolidated or which acquires all or substantially all of its assets, provided that such assignee or transferee agrees in writing to assume all of the Fox Parties' or the Management Company's (as applicable) obligations hereunder; provided, that without the prior written consent of the non-assigning party, the assignor shall remain liable for its obligations hereunder. Any purported assignment or transfer by either party of any of its rights or obligations under this Agreement other than in accordance with the provisions of this Agreement shall be invalid and void and shall be of no force or effect whatsoever.

     19.2. References, Etc.:    In this Agreement, headings are for
           ----------------
convenience only and shall not affect interpretation, and except to the extent that the context otherwise requires: (i) references to any legislation or to any provision of any legislation include any modification or re-enactment of, or any legislative provision substituted for, and all statutory instruments issued under, such legislation or such provision; (ii) words denoting the singular include the plural and vice versa; (iii) words denoting individuals include corporations and other Persons and vice versa; (iv) words denoting any gender include all genders; (v) references to any document, agreement or other instrument (including this Agreement) include references to such document, agreement or other instrument as amended, novated, supplemented or replaced from time to time; (vi) "or" is not exclusive; (vii) references to any party to this Agreement or any other document, agreement or other instrument referred to herein includes its permitted successors and assigns; and (vii) "writing" and cognate expressions include all means of reproducing words in a tangible and permanently visible form.

     19.3.  Confidentiality:  All information submitted or disclosed by the Fox
            ---------------
Parties or the Management Company to the other (the "Recipient") in accordance with the terms of this Agreement shall be deemed confidential, shall not be disclosed to any third Person, and shall be protected with the same degree of care as the Recipient uses for the protection of its own confidential and proprietary information. Such confidentiality obligations shall not apply to information which (i) has become available to the general public without breach of this Agreement by the Recipient; (ii) is disclosed to the Recipient by a third Person, without a similar restriction on such third Person's rights; (iii) is disclosed to the Recipient's bank or other financing institution provided that such Person agrees to keep the information confidential; (iv) is disclosed pursuant to judicial or administrative process, or in the opinion of Recipient's counsel, by the requirements of Law (state or federal) including, without limitation, a filing required under the Securities Act of 1933, the Securities Exchange Act of 1934 or any state securities law; (v) is disclosed to the Recipient's auditors or other advisers or (vi) is disclosed, to the limited extent required, to a third Person entitled to a profit participation in connection with an Existing Television Series, provided that such third Person to whom it is disclosed agrees to keep such information confidential.

     19.4.  Governing Law:  THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY
            -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     19.5.  No Adverse Construction:  The rule that a contract is to be
            -----------------------
construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

     19.6.  Counterparts:  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     19.7.     Costs and Attorneys' Fees:  In the event that any action, suit,
               -------------------------
or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

     19.8.     Successors and Assigns:  Except as otherwise provided in this
               ----------------------
Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective permitted successors and assigns.

     19.9.     Amendments and Waivers:  Neither this Agreement nor any term
               ----------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of all of the parties hereto; provided, however, that no such amendment or waiver shall
                       --------  -------
extend to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

     19.10.    Consent to Jurisdiction; Forum Selection:  Any actions, suits or
               ----------------------------------------
proceedings instituted in connection with this Agreement or the performance by the parties of their obligations hereunder shall be instituted and maintained exclusively in the Superior Court for the State of California, County of Los Angeles or in the United States District Court for the Central District of California. By execution and delivery hereof, each party hereto hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or obligations under, or any disputes involving, this Agreement or any document related hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection that the other corporate party or parties lack the capacity to sue or defend based upon its or their lack of a certificate of qualification to conduct intrastate business in California, and any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have
               ----- --- ----------
to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     19.11.   Capital Contribution:  For purposes of this Agreement, all
              --------------------
rights, assets, monies and obligations transferred, assigned or delegated to the Management Company under or pursuant to this Agreement by any party hereto other than FBC shall constitute part of the capital contribution obligation of FBC under and pursuant to Section 1.2 of the LLC Formation Agreement, and, as between the Fox Parties, shall constitute a direct or indirect contribution to the capital of FBC.

     19.12.   Notice:  Any notice or demand which either the Management Company
              ------
or the Fox Parties is required, or may desire, to give to the other shall be in writing and shall be given by addressing the same to the other at the address hereinafter set forth, or at such other address as may be designated in writing by any such party by notice given to the other in the manner prescribed in this Paragraph 19.12 and shall be deemed given by being so addressed and (i) delivered personally, (ii) deposited postage prepaid in the United States mail,
(iii) delivered to a telegraph or cable company toll prepaid or (iv) sent by telecopy (or telefax), and the date of said personal delivery, deposit, telegraphing or the sending of such telecopy shall be the date of the giving of such notice; provided, however, that any notice alleging a default must be given by the means set forth in (i), (iii) or (iv) above. Any notice or demand to the Management Company shall be addressed as follows:

          Fox Kids Worldwide, L.L.C.
          c/o Fox Children's Network, Inc.
          10201 W. Pico Boulevard
          Los Angeles, California 90035
          Attn: Margaret Loesch

          and

          Fox Kids Worldwide, L.L.C.
          c/o Saban Entertainment, Inc.
          10960 Wilshire Boulevard
          Los Angeles, California 90024
          Attn: Haim Saban

     With a copy to:

          Troop Meisinger Steuber & Pasich, LLP
          10940 Wilshire Boulevard
          Suite 800
          Los Angeles, California 90024
          Attention: Richard E. Troop, Esq.
          Fax: (310) 443-8503

Any notice or demand to the Fox Parties shall be addressed as follows:

          c/o Fox, Inc.
          10201 W. Pico Boulevard
          Los Angeles, CA 90035
          SVP Legal Affairs
          Fox Television Group
          Attention: Jay Itzkowitz, Esq.
          Fax: (310) 369-2572

     With a copy to:

          Squadron, Ellenoff, Plesent & Sheinfeld, LLP
          551 Fifth Avenue
          New York, New York 10176
          Attention: Harvey Horowitz, Esq.
          Fax: (212) 697-6686

     19.13. Severability:  If any provision of this Agreement shall, for any
            ------------
reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any restriction or other provision of this Agreement shall for any reason be held to be too broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing such provision or restriction so as to be enforceable to the extent compatible with applicable law, the parties hereby agreeing that said restrictions and other provisions of this Agreement are fair and reasonable as at the date hereof. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     19.14. No Third Party Beneficiaries:  Except as expressly otherwise
            ----------------------------
provided to the contrary in Paragraph 18.1 for the benefit of the Management Company Indemnified Parties and the Fox Indemnified Parties, as applicable, this Agreement is not for the benefit of any third party and shall not be deemed to give any right or remedy to any such party whether referred to herein or not.

     19.15.  Audit Rights:  The Management Company shall have the right, upon
             ------------
reasonable advance notice during normal business hours, to audit the books and records of the Fox Parties for the limited purpose of ensuring the Fox Parties compliance with their obligations hereunder.

     19.16.  Further Assurances:  Each party to this Agreement agrees to
             ------------------
execute, acknowledge, deliver, file and record such further certificates, amendments, instruments, agreements and documents, and to do all such other acts and things, as may be required by Law or as may reasonably be necessary or advisable to carry out the intent and purposes of this Agreement.

     19.17.  Entire Agreement:  This Agreement, the attached Exhibits and
             ----------------
Schedules, together contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. No party to this Agreement makes any representation or warranty except as expressly set forth herein.

     IN WITNESS WHEREOF, the Management Company and the Fox Parties have executed this Agreement as of the date first above written.


          FOX KIDS WORLDWIDE, L.L.C.



          By: /s/ Haim Saban
              ----------------------------------
           Its: Senior Executive - Saban Entertainment


          FOX BROADCASTING COMPANY



          By: /s/ Jay Itzkowitz
              ----------------------------------
           Its: Senior Vice President


          TWENTIETH CENTURY FOX FILM CORPORATION



          By: /s/ Jay Itzkowitz
              ----------------------------------
           Its: Secretary


          FOX TELEVISION STATIONS, INC.



          By: /s/ Jay Itzkowitz
              ----------------------------------
           Its: Senior Vice President


          FOX, INC.



          By: /s/ Jay Itzkowitz
              ----------------------------------
           Its: Senior Vice President


          FCN HOLDING, INC.



          By: /s/ Jay Itzkowitz
              ----------------------------------
           Its: Senior Vice President

                                  EXHIBIT "A"

                                  DEFINITIONS

As used in the Asset Assignment Agreement (and the other Exhibits and Schedules thereto) to which this Exhibit "A" is attached, the following terms shall have the following meanings:

     (a) "Administration Agreement" shall have the meaning ascribed thereto in
         --------------------------
Paragraph 10.1 of the Agreement.

     (b) "Affiliate" means, when used with reference to a specified Person, any
         -----------
Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the specified Person.

     (c) "Affiliate Board" shall mean the Fox Broadcasting Company Affiliates'
         -----------------
Association Board of Governors.

     (d) "Affiliate Time" shall mean any commercial time occurring during FCN
         ----------------
Programming which has been allocated by FCN to the FCN Affiliated Stations, but for which FCN has been appointed, by the Affiliate Board, to administer the sale thereof on a national basis.

     (e) "Affiliated Station" shall mean a Station which is party to a Station
         --------------------
Affiliation Agreement with FBC.

     (f) "Agreement" shall mean the Asset Assignment Agreement to which this
         -----------
Exhibit "A" is attached, including all Exhibits thereto.

     (g) "Business Acquisition" shall have the meaning ascribed thereto in
         ----------------------
Paragraph 12.2.(a) of the Agreement.

     (h) "Control" (including as used in the terms "controlling", "controlled
         ---------
by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract (whether written or oral) or otherwise.

     (i) "Designated Fox O&Os" shall mean and refer to the following Stations
         ---------------------
which are currently owned and operated by FTSI: WNYW (New York), KTTV (Los Angeles), WFLD (Chicago), KRIV (Houston), WTTG (Washington, D.C.), KSTU (Salt Lake City), WTXF (Philadelphia) and WFXT (Boston).

     (j) "Designated Fox O&Os Waived Payments" shall have the meaning ascribed
         -------------------------------------
thereto in Paragraph 9.2.1 of the Agreement.

     (k) "Distribution Agreement" shall have the meaning ascribed thereto in
         ------------------------
Paragraph 3.1 of the Agreement.

     (l) "Excepted Liens", with respect to any particular asset(s), business(es)
         ----------------
or interest(s), shall mean liens which do not materially impair or diminish the value of the particular asset(s), business(es) or interest(s) at issue.

     (m) "Excluded Fox O&Os" shall have the meaning ascribed thereto in
         -------------------
Paragraph 9.4.4 of the Agreement.

     (n) "Exhibition" shall mean distribution, transmission, display,
         ------------
exhibition or performance and "Exhibit" shall mean to cause the Exhibition.
                               --------

     (o) "Existing Distribution Licenses" shall have the meaning ascribed
         --------------------------------
thereto in Paragraph 16.5.2 of the Agreement.

     (p) "Existing Merchandising Licenses" shall have the meaning ascribed
         ---------------------------------
thereto in Paragraph 16.4.2 of the Agreement.

     (q) "Existing Series Properties" shall have the meaning ascribed thereto in
         ----------------------------
Paragraph 4.1 of the Agreement.

     (r) "Exploitation" shall include, without limitation, Exhibition,
         --------------
dissemination, publication, promotion, publicizing, advertising, reproduction, rental, lease, license, sublicense, transfer, disposing of, commercializing, merchandising, marketing, usage, trading in, turning to account, dealing with and in and otherwise exploiting by all means, methods, modes, processes, media devices and delivery systems of every kind and character (whether now known or hereafter created), and "Exploit" shall mean to cause the Exploitation.
                         --------

     (s) "FBC" shall mean Fox Broadcasting Company, a Delaware corporation.
         -----

     (t) "FCN" shall mean Fox Children's Network, Inc., a Delaware corporation.
         -----

     (u) "FCN Affiliated Station" shall mean an Affiliated Station which
         ------------------------
carries the FCN Programming.

     (v) "FCN Net Profits" shall mean the compensation paid by FBC to its
         -----------------
Affiliated Stations with respect to the "Net Profits" of FCN programming, as determined in accordance with FBC's current, standard, performance-based station compensation formula (as modified to reflect a ratings base of kids) (or such other methodology as FBC, FCN and the Management Company shall hereafter mutually determine).

     (w) "FCN Programming" shall mean the programming made available by FCN to
         -----------------
FCN Affiliated Stations for broadcasting in the United States.

     (x) "FCNH" shall mean FCN Holdings, Inc., a Delaware corporation.
         ------

     (y) "FCNH Sub" shall mean FCNH Sub, Inc., a Delaware corporation and a
         ----------
wholly-owned subsidiary of FCNH.

     (z) "First Run Exhibition Offer" shall have the meaning ascribed thereto
         ----------------------------
in Paragraph 12.3.(a) of the Agreement.

     (aa) "Fox" shall mean Fox, Inc., a Colorado corporation.
          -----

     (ab) "Fox Group" shall mean, collectively, the Fox Parties and any and all
          -----------
Affiliates of the Fox Parties; provided, that for purposes of this Agreement, the "Fox Group" shall not include FCN (or any division or wholly-owned subsidiary of FCN); provided further, that the parties expressly acknowledge and agree that, for purposes of this Agreement, the Management Company shall not be included in the Fox Group.

     (ac) "Fox Indemnified Parties" shall have the meaning ascribed thereto in
          -------------------------
Paragraph 18.2 of the Agreement.

     (ad) "Fox Licensing" shall mean Fox Licensing and Merchandising, an
          ---------------
unincorporated unit of Fox.

     (ae) "Fox O&O" shall mean the Stations in the United States which are, from
          ---------
time to time, owned and operated by the Fox Group.

     (af) "Fox Partner" shall mean the member of the Fox Group which, from
          -------------
time-to-time, holds the Fox Group's interest in the Management Company; currently, FCNH is the Fox Partner.

     (ag) "FTSI" shall mean Fox Television Stations, Inc., a Delaware
          ------
corporation.

     (ah) "Governmental Entity" shall have the meaning ascribed thereto in
          ---------------------
Paragraph 16.14 of the Agreement.

     (ai) "Indemnification Claim" shall have the meaning ascribed thereto in
          -----------------------
Paragraph 18.4 of the Agreement.

     (aj) "Indemnification Notice" shall have the meaning ascribed thereto in
          ------------------------
Paragraph 18.3 of the Agreement.

     (ak) "Kids Service" shall have the meaning ascribed thereto in Paragraph
          --------------
11. of the Agreement.

     (al) "Laws" shall mean any present or future statute or ordinance, whether
          ------
municipal, county, state, national or territorial; any executive, administrative or judicial regulation, order, judgment or decree; any treaty or international convention; any rule or principle of common law or equity, or any requirement with force of law.

     (am) "Lien" means, with respect to any asset, any mortgage, lien, pledge,
          ------
charge, security interest or encumbrance of any kind in respect to such asset. For purposes of the Agreement, any Person shall be deemed to own, subject to a Lien, any asset which it has acquired or holds, subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     (an) "LLC Formation Agreement" shall mean the LLC Formation Agreement dated
          -------------------------
as of November 1, 1995 among SEI, FBC and FCNH.

     (ao) "Management Company" shall mean Fox Kids Worldwide L.L.C., a Delaware
          --------------------
limited liability company.

     (ap) "Management Company Indemnified Parties" shall have the meaning
          ----------------------------------------
ascribed thereto in Paragraph 18.2 of the Agreement.

     (aq) "MC Programming" shall have the meaning ascribed thereto in Paragraph
          ----------------
13.1 of the Agreement.

     (ar) "Merchandising Agreement" shall have the meaning ascribed thereto in
          -------------------------
Paragraph 2.1 of the Agreement.

     (as) "New Kids Programming" shall have the meaning ascribed thereto in
          ----------------------
Paragraph 12.3.(a) of the Agreement.

     (at) "Non-Standard Television" shall mean and refer to any and all means of
          -------------------------
television Exhibition, other than Standard Broadcast Television, whether now known or hereafter derived and regardless of the mode or method of delivery; without limiting the generality of the foregoing, "Non-Standard Television" shall include pay cable, basic cable, pay-per-view, satellite delivered, DBS, STV, MDS, MMDS, SMATV and so-called "on demand" television.

     (au) "Offered Programming Service" shall have the meaning ascribed thereto
          -----------------------------
in Paragraph 12.1.(a) of the Agreement.

     (av) "Operating Agreement" shall mean the Operating Agreement dated
          ---------------------
concurrently herewith among SEI, FBC and FCNH Sub.

     (aw) "Operating Entities", when used with reference to the Management
          --------------------
Company, shall have the meaning ascribed thereto in the LLC Formation Agreement.

     (ax) "Person" includes an individual, partnership, trust, corporation,
          --------
joint venture, limited liability company, association, government bureau or agency or other entity of whatsoever kind or nature.

     (ay) "Programming Service Offer" shall have the meaning ascribed thereto in
          ---------------------------
Paragraph 12.1.(a) of the Agreement.

     (az) "Proportionate Price" shall have the meaning ascribed thereto in
          ---------------------
Paragraph 12.2.(a) of the Agreement.

     (ba) "Required Third Party Services" shall have the meaning ascribed
          -------------------------------
thereto in Paragraph 13.2 of the Agreement .

     (bb) "Required Third Party Services Offer" shall have the meaning ascribed
          -------------------------------------
thereto in Paragraph 13.2.(a) of the Agreement.

     (bc) "Revised First Run Exhibition Offer" shall have the meaning ascribed
          ------------------------------------
thereto in Paragraph 12.3.(d) of the Agreement.

     (bd) "Revised Programming Service Offer" shall have the meaning ascribed
          -----------------------------------
thereto in Paragraph 12.1.(c) of the Agreement.

     (be) "Revised Required Third Party Services Offer" shall have the meaning
          ---------------------------------------------
ascribed thereto in Paragraph 13.2.(c) of the Agreement.

     (bf) "Revised Service Acquisition Offer" shall have the meaning ascribed
          -----------------------------------
thereto in Paragraph 12.2.(d) of the Agreement.

     (bg) "Saban" shall have the meaning ascribed to such term in the Operating
          -------
Agreement.

     (bh) "Saban Group" shall mean, collectively, SEI and any and all Affiliates
          -------------
of SEI; provided, that for purposes of this Agreement, the "Saban Group" shall not include FCN (or any division or wholly-owned subsidiary of FCN); provided further, that the parties expressly acknowledge and agree that, for purposes of this Agreement, the Management Company shall not be included in the Saban Group.

     (bi) "SEI" shall mean Saban Entertainment, Inc., a Delaware corporation.
          -----

     (bj) "Settlement Period" shall have the meaning ascribed thereto in
          -------------------
Paragraph 18.3 of the Agreement.

     (bk) "Standard Broadcast Television" shall mean television Exhibition over
          -------------------------------
standard VHF and/or UHF frequencies, the video and audio portions of which are intelligibly receivable without charge for such reception by means of a standard home television set.

     (bl) "Station" shall mean an over-the-air television station broadcasting
          ---------
over standard VHF and/or UHF frequencies.

     (bm) "Station Affiliation Agreement" shall refer to an agreement between
          -------------------------------
FBC (on its own behalf and/or on behalf of FCN) and the Station which is other party thereto for the carriage of FBC programming (and/or FCN Programming) over the facilities of such Station.


     (bn) "Twentieth" shall mean Twentieth Century Fox Film Corporation, a
          -----------
Delaware corporation.

                               END OF EXHIBIT "A"

            LIST OF EXHIBITS/SCHEDULES TO ASSET ASSIGNMENT AGREEMENT


     EXHIBIT "A"    --  DEFINITIONS
     EXHIBIT "B"    --  FOX LICENSE AGREEMENT
     EXHIBIT "C-1"  --  FORM OF FBC STATION AFFILIATION AGREEMENT
     EXHIBIT "D"    --  INDEMNIFICATION AGREEMENT
     EXHIBIT "E"    --  MERCHANDISING AGREEMENT
     EXHIBIT "F"    --  DISTRIBUTION AGREEMENT
     EXHIBIT "G"    --  ADMINISTRATION AGREEMENT


     SCHEDULE 4.1   --  EXISTING SERIES PROPERTIES
     SCHEDULE 9.1.1 --  CURRENT CLEARANCE ARRANGEMENTS
     SCHEDULE 9.2.1 --  AMENDMENTS TO STATION AFFILIATION
                        AGREEMENTS
     SCHEDULE 9.2.3 --  DROPPED STATION PERCENTAGES
     SCHEDULE 13.2  --  FOX DISTRIBUTION SERVICES
     SCHEDULE 16.4.2 -  EXISTING MERCHANDISING LICENSES
     SCHEDULE 16.5.2 -  EXISTING DISTRIBUTION LICENSES
     SCHEDULE 16.8.1 -  FOX KIDS CLUB
     SCHEDULE 16.9.1 -  FOX KIDS COUNTDOWN
     SCHEDULE 16.10.2 - STORY MAKERS, INC.
     SCHEDULE 16.11.2 - FOX CHILDREN'S PRODUCTIONS, INC.
     SCHEDULE 16.12.2 - FOX CHILDREN'S MUSIC, INC.
     SCHEDULE 16.13.2 - FOX KIDS MUSIC, INC.
     SCHEDULE 16.14 --  CONSENTS
     SCHEDULE 17.3  --  CONSENTS


                                       1